UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
__________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:  June 5, 2009
Date of Earliest Event Reported: June 1, 2009
__________________________

NURX PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)
__________________________

Nevada	0-26694	87-0681500
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

18 Technology, Suite 130
Irvine, CA  92618
 (Address of Principal Executive Offices) (Zip Code)

(949) 336-7111
(Registrant’s telephone number,
including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Board of Directors of the Company approved and adopted amendments to the Company’s Bylaws, effective June 1, 2009, to:

•	Clarify the conditions under which business may be properly brought before meetings of stockholders generally;

•	Establish procedures to be followed for stockholder nominations for election of directors at meetings of stockholders;

•
Include a requirement that nominees for election of directors nominated by stockholders complete a written questionnaire and provide other written representations and agreements in such forms provided by the Company;

•	Add a requirement that stockholder actions be taken at annual or special meetings of stockholders, and not by written consent in lieu of a meeting; and

•	Formally establish the position of Executive Chairman of the Board.

The foregoing summary of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the amended and restated Bylaws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

 (d)  Exhibits.

Exhibit	Description

3.1	Bylaws, as amended and restated effective June 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NURX PHARMACEUTICALS, INC.

Date: June 5, 2009	By:	/s/ Dr. Harin Padma-Nathan
Dr. Harin Padma-Nathan
Chief Executive Officer